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                                                                  EXHIBIT 10.17


              SCHEDULE OF SUBORDINATED PROMISSORY NOTES ISSUED TO
                         WARBURG, PINCUS INVESTORS, L.P.

1) Subordinated Promissory Note from Factory Automation & Computer Technologies, Inc. to Warburg, Pincus Investors, L.P. dated as of May 10, 1995 for $2,000,000 with an interest rate of 11% ("prime rate" on May 10, 1995 plus 2%)

2) Subordinated Promissory Note from Factory Automation & Computer Technologies, Inc. to Warburg, Pincus Investors, L.P. dated as of September 19, 1995 for $2,000,000 with an interest rate of 10.75% ("prime rate" on September 19, 1995 plus 2%)

3) Subordinated Promissory Note from Factory Automation & Computer Technologies, Inc. to Warburg, Pincus Investors, L.P. dated as of November 5, 1996 for $1,500,000 with an interest rate of 10.75% ("prime rate" on November 5, 1996 plus 2%)

4) Subordinated Promissory Note from Factory Automation & Computer Technologies, Inc. to Warburg, Pincus Investors, L.P. dated as of December 9, 1996 for $1,000,000 with an interest rate of 10.75% ("prime rate" on December 9, 1996 plus 2%)

5) Subordinated Promissory Note from SynQuest, Inc. to Warburg, Pincus Investors, L.P. dated as of February 17, 1997 for $2,500,000 with an interest rate of 10.75% ("prime rate" on February 17, 1997 plus 2%)

6) Subordinated Promissory Note from SynQuest, Inc. to Warburg, Pincus Investors, L.P. dated as of April 15, 1997 for $1,500,000 with an interest rate of 10.50% ("prime rate" on April 15, 1997 plus 2%)

7) Subordinated Promissory Note from SynQuest, Inc. to Warburg, Pincus Investors, L.P. dated as of May 20, 1997 for $2,000,000 with an interest rate of 10.25% ("prime rate" on May 20, 1997 plus 2%)

8) Subordinated Promissory Note from SynQuest, Inc. to Warburg, Pincus Investors, L.P. dated as of July 20, 1997 for $2,500,000 with an interest rate of 10.25% ("prime rate" on July 20, 1997 plus 2%)


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THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, NOR WILL ANY ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER OR HOLDER HEREOF BY THE MAKER FOR ANY PURPOSE, UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO THIS NOTE SHALL THEN BE IN EFFECT OR UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION WITH RESPECT TO ANY PROPOSED TRANSFER OR DISPOSITION OF THIS NOTE SHALL BE ESTABLISHED TO THE REASONABLE SATISFACTION OF COUNSEL FOR THE MAKER.

                          SUBORDINATED PROMISSORY NOTE



Principal Amount:              $____________                  Atlanta, Georgia
Simple Interest:          "PRIME RATE" PLUS __%                         [Date]

                                   ---------

         FOR VALUE RECEIVED, SynQuest, Inc., a Georgia corporation (hereinafter called "Maker") promises to pay to ______ (hereinafter called "Holder"), ON DEMAND, but subject to the subordination provisions set forth below, at [Holder's office], or at such other place as Holder may request, the principal sum of _____, plus simple interest accruing from the date hereof on the unpaid principal balance at the Prime Rate (as hereinafter defined) plus __ percent (__%) per annum. For purposes hereof, the "Prime Rate" shall mean the interest rate announced publicly by the Atlanta office of NationsBank as its "Prime Rate" as then in effect. For purposes of calculating interest hereunder, the Prime Rate shall first be determined as of the opening of business on [Date], and thereafter shall be redetermined every six (6) months thereafter. On [Date], the Prime Rate has been determined to be ____ Percent (__%) per annum. Such principal and all interest shall be paid in lawful money of the United States of America.

         Maker may, at its discretion, prepay this Note, in whole or in part, without penalty or premium, from time to time prior to demand for payment by Maker. Any payment under this Note shall be applied first to the discharge of any interest accrued and unpaid at the time, and the balance, if any, shall be applied to the reduction of principal.

         Time is of the essence hereunder. This Note shall be governed by the laws of the State of Georgia. The failure or forbearance of Holder to exercise any rights hereunder shall not affect or discharge the liability of Maker and shall not constitute a waiver or a release of such right unless so stated by Holder in writing.

         In the event that all or any portion of the indebtedness evidenced hereby shall be collected by or through an attorney-at-law, Holder shall be entitled to collect from Maker all


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costs of collection including reasonable attorneys' fees actually incurred but not to exceed ten percent (10%) of the then outstanding balance of principal and interest.

         MAKER HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE MAY BE INSTITUTED AND MAINTAINED IN ANY STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK, STATE OF NEW YORK, AND, BY EXECUTION OF THIS NOTE, MAKER EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE VENUE OR JURISDICTION OF ANY SUCH ACTION, SUIT OR PROCEEDING AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING.

         EXCEPT FOR AN INITIAL PAYMENT DEMAND, PRESENTMENT, DEMAND FOR PAYMENT, PROTEST, NOTICE OF PROTEST OR DISHONOR, AND ALL OTHER NOTICES ARE HEREBY WAIVED BY MAKER.

                                 SUBORDINATION

         (1) Notwithstanding any other provision in this Note to the contrary, Holder hereby agrees, to the extent so provided in Parts (2) and (3) below, that the indebtedness represented by this Note shall be subordinated and subject in right of payment to the prior payment in full in money or money's worth of all Senior Indebtedness. As used herein, the term "Senior Indebtedness" shall mean the principal of and accrued and unpaid interest on all indebtedness of Maker, whether outstanding on the date of execution of this Agreement or thereafter created, incurred or assumed, (i) for borrowed money, or (ii) to any other trade creditor of Maker if and to the extent that such subordination is authorized and approved by the Board of Directors of Maker at the time such indebtedness to such trade creditor is first incurred by Maker.

         (2) No payment on account of principal or interest on the Note shall be made if, at the time of such payment or immediately after given effect thereto, (i) there shall have occurred and be continuing a default in any payment with respect to any particular Senior Indebtedness having an outstanding balance in excess of $10,000, or (ii) there shall have occurred and be continuing, any other event of default (that is, other than a default in payment), as defined in the instrument under which the same is outstanding with respect to any Senior Indebtedness permitting the holders thereof to accelerate the maturity thereof, and in either case, such event of default shall not have been cured or waived or shall not have ceased to exist. Maker agrees to use its best efforts to cure or compromise any such default at such time and in such manner as may be necessary to permit payment under the terms of the Note or as soon thereafter as possible.

         (3) Upon distribution of assets of Maker of any kind or character, whether in cash, properties or securities, or any payment by Maker to creditors in connection with any dissolution or winding up or any total or partial liquidation or reorganization of Maker, whether voluntary or


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involuntary, or in bankruptcy, insolvency, receivership or other similar proceedings, all amounts then due upon all Senior Indebtedness shall first be paid in full, or the payment thereof provided for in money or money's worth, in accordance with its or their terms, before any payment is made on account of the then outstanding principal of or interest on the Note. In the event that, notwithstanding the foregoing, any payment or distribution of assets of Maker of any kind or character, whether in cash, property or securities, prohibited by the foregoing or by Part (2) above shall be received by Holder before all Senior Indebtedness then due is paid in full, or provision is made for such payment in money or money's worth in accordance with its or their terms, such payment or distribution shall be paid over or delivered to the holders of Senior Indebtedness or their representatives, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness then due in full in money or money's worth in accordance with its terms.

         (4) Subject to the payment in full of all Senior Indebtedness, the rights of Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of Maker applicable to the Senior Indebtedness until the principal of and interest on the Note shall be paid in full.

         IN WITNESS WHEREOF, the undersigned has executed this Note, as Maker, under seal on the day and year first written above.



                                    MAKER:

                                    SYNQUEST, INC.

                                    By:
                                       ----------------------------------------
                                       Joseph Trino
                                       Chief Executive Officer


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